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Exhibit 77Q3

Registrant: American Century Quantitative Equity Funds

File Number: 811-05447

Registrant CIK Number: 0000827060

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to
Items 15, 72DD, 73A, 74U and 74V.  The complete answers are as follows:


Custodian:                                          Sub-Custodian:
J.P. Morgan Chase & Company                        See Attachment A

                              Attachment A
a.Foreign Subcustodians:

Country                                           Foreign Subcustodian


ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank**                           Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  Bank Austria Creditanstalt AG                   J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         PO Box 57                                       Manama
                         Manama, 304
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   Citibank, N.A.                                  Citibank, N.A.
                         Avenida Paulista, 1111                          Sao Paulo
                         Sao Paulo, SP 01311-920
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Citibank, N.A.                                  Citibank, N.A
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             New York (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             Hong Kong (for B-Share Market)
                         35/F, HSBC Tower
                         101 Yin Cheng East Road                         The Hongkong and Shanghai Banking
                         Pudong                                          Corporation Limited
                         Shanghai 200120                                 Shanghai (for A-Share Market)
                         THE PEOPLE'S REPUBLIC OF CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Cititrust Colombia S.A.                         Cititrust Colombia S.A. Sociedad Fiduciaria
                         Sociedad Fiduciaria                             Santa Fe de Bogota
                         Carrera 9a No 99-02
                         First Floor
                         Santa Fe de Bogota, D.C.
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   The Cyprus Popular Bank Ltd.                    The Cyprus Popular Bank Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032
                         CY-1598 Nicosia
                         CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           HVB Bank Czech Republic a.s.                    Ceskoslovenska obchodni banka, a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         2598 Custody Services                           Frankfurt
                         Aleksis Kiven Katu 3-5
                         FIN-00020 MERITA, Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Dresdner Bank AG                                J.P. Morgan AG
                         Juergen-Ponto-Platz 1                           Frankfurt
                         60284 Frankfurt/Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Citibank Rt.                                    ING Bank Rt.
                         Szabadsag ter 7-9                               Budapest
                         H-1051 Budapest V
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                  Islandsbanki-FBA                                Islandsbanki-FBA
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         Sudam Kalu Ahire Marg,                          Mumbai
                         Worli Mumbai 400 030
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         World Trade Center 4th Floor                    Jakarta
                         Jalan Jendral Sudirman Kav. 29-31
                         Jakarta 12920
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         International Financial Services Centre         Frankfurt
                         1 Harbourmaster Place
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Banca Intesa Spa                                J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY COAST              Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*JAMAICA*                FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
------------------------ ----------------------------------------------- ------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi, Limited           JPMorgan Chase Bank
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   Arab Bank Plc                                   Arab Bank Plc
                         P O Box 950544-5                                Amman
                         Amman
                         Shmeisani
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB JSC HSBC Bank Kazakhstan                     SB JSC HSBC Bank Kazakhstan
                         43 Dostyk Avenue                                Almaty
                         480100 Almaty
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Kalku iela 26                                   Riga
                         Riga, LV 1050
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                Vilniaus Bankas AB                              Vilniaus Bankas AB
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Banque Generale du Luxembourg S.A.              J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         5/F Les Cascades Building                       Port Louis
                         Edith Cavell Street
                         Port Louis
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  BBVA Bancomer, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Banque Commerciale du Maroc S.A.                Banque Commerciale du Maroc S.A.
                         2 Boulevard Moulay Youssef                      Casablanca
                         Casablanca 20000
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                         Mutual Platz                                    Windhoek
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA*                Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                         Plot 688                                        Johannesburg
                         Amodu Tijani Street
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   DnB NOR Bank ASA                                Nordea Bank Norge ASA
                         Stranden 21                                     Oslo
                         PO Box 1171 Sentrum
                         N-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   Oman Arab Bank
                         Bait Al Falaj Main Office                       Muscat
                         Ruwi, Muscat PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Citibank, N.A.                                  Citibank, N.A.
                         AWT Plaza                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Deutsche Bank AG
                         Unitowers                                       Karachi
                         I.I. Chundrigar Road
                         Karachi 74200
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         Box 4896                                        Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Camino Real 457                                 Lima
                         Torre Real - 5th Floor
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         30/F Discovery Suites                           Manila
                         25 ADB Avenue
                         Ortigas Center
                         Pasig City, Manila
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 Bank Rozwoju Eksportu S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         71268 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International**                JPMorgan Chase Bank
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank
                         (Closed Joint Stock Company)                    New York
                         31 Krasnaya Presnya                             A/C JPMorgan Chase Bank London (USD NOSTRO
                         123022 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                Standard Chartered Bank                         Oversea-Chinese Banking Corporation
                         3/F, 6 Battery Road                             Singapore
                         049909
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          HVB Bank Slovakia a.s.                          Vseobecno Uverova Banka S.A.
                         Mostova 6                                       Bratislava
                         SK-814 16 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 Bank Austria Creditanstalt d.d. Ljubljana       Bank Austria Creditanstalt d.d. Ljubljana
                         Wolfova 1                                       Ljubljana
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             The Standard Bank of South Africa Limited       The Standard Bank of South Africa Limited
                         Standard Bank Centre                            Johannesburg
                         1st Floor
                         5 Simmonds Street
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered Bank                         Standard Chartered Bank
                         22/F, Seoul Finance Centre Building             Seoul
                         84 Taepyeongno 1-ga, Jung gu
                         Seoul 100-101
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Central Hispano Investment, S.A.      J.P. Morgan AG
                         Edificio 4 Planta 2                             Frankfurt
                         Carretera de Barcelona km 11,700
                         28022 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken                   Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank**                           JPMorgan Chase Bank
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank                         Standard Chartered Bank
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank
                         28 Kominterna Street                            New York
                         5th Floor                                       A/C JPMorgan Chase Bank London (USD NOSTRO
                         Kiev, 252032                                    Account)
                         UKRAINE
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                   HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         P.O. Box 66                                     Abu Dhabi
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank**                           National Westminster Bank
                         Crosby Court                                    London
                         Ground Floor
                         38 Bishopsgate
                         London EC2N 4AJ
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Bank One, N.A.                                  Varies by currency
                         The Depository and Clearing Centre
                         1 Triton Square
                         London NW1 3FN
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  BankBoston, N.A.                                BankBoston, N.A
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank**                           JPMorgan Chase Bank
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         75 Pham Hong Thai, District 1                   Ho Chi Minh City
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Limited                 Barclays Bank of Zambia Limited
                         Kafue House, Cairo Road                         Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                 Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         2nd Floor, 3 Anchor House                       Harare
                         Jason Mayo Avenue
                         Harare
                         ZIMBABWE
------------------------ ----------------------------------------------- ------------------------------------------------



For period ending  12/31/2007
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,413
          Institutional Class                48
         2. Dividends for a second class of open-end company shares

         A Class                             23
         R Class                              -


73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.1108
          Institutional Class       $0.1348
          2. Dividends from a second class of open-end company shares

          A Class                        $0.0808
          R Class                        $0.0508



74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              49,099
         Institutional Class            360
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                        293
         B Class                          2
         C Class                          3
         R Class                          1


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $22.34
         Institutional Class        $22.32
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class                    $22.28
         B Class                    $22.39
         C Class                    $22.39
         R Class                    $22.37


For period ending  12/31/2007
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                 23,497
          Institutional Class             4,535
         2. Dividends for a second class of open-end company shares

         A Class                          4,117
         C Class                              4
         R Class                              4

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                    278,106
          Institutional Class                52,837
         2. Total capital gains for a second class of open-end company shares

         A Class                     55,267
         B Class                          3
         C Class                        156
         R Class                         85

73.     Distributions per share for which record date passed during the period:
B)       1. Dividends from net investment income
          Investor Class            $0.2549
          Institutional Class       $0.2886
          2. Dividends from a second class of open-end company shares

          A Class                   $0.2128
          B Class                   $0.0432
          C Class                   $0.0865
          R Class                   $0.1707

73.

         B. Capital gains
                  Investor Class            $3.2879
                  Institutional Class       $3.2879
                  A Class                   $3.2879
                  B Class                   $3.2879
                  C Class                   $3.2879
                  R Class                   $3.2879


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              93,428
         Institutional Class         16,803
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                     18,435
         B Class                          1
         C Class                         49
         R Class                         29


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $28.88
         Institutional Class        $28.89
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class                    $28.85
         B Class                    $28.88
         C Class                    $28.82
         R Class                    $28.88

For period ending  12/31/2007
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               12,646
          Institutional Class           3,152
         2. Dividends for a second class of open-end company shares

         A Class                       1,705
         B Class                           -
         C Class                           -
         R Class                           2


72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                   168,884
         Institutional Class                35,309
         2. Total capital gains for a second class of open-end company shares

         A Class                            31,290
         B Class                                 2
         C Class                               790
         R Class                                77


73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.1265
          Institutional Class       $0.1538
          2. Dividends from a second class of open-end company shares

          A Class                   $0.0924
          B Class                         -
          C Class                         -
          R Class                   $0.0583
73.

         B. Capital gains
                  Investor Class            $1.7807
                  Institutional Class       $1.7807
                  A Class                   $1.7807
                  B Class                   $1.7807
                  C Class                   $1.7807
                  R Class                   $1.7807

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             101,279
         Institutional Class         21,346
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                     18,643
         B Class                          1
         C Class                        475
         R Class                         27


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $24.19
         Institutional Class        $24.20
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $24.17
         B Class                    $24.19
         C Class                    $24.03
         R Class                    $24.19


For period ending  12/31/2007
Series Number:  6

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               1,745
          Institutional Class          1,213
         2. Dividends for a second class of open-end company shares

         Advisor Class                   346

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class              65,259
         Institutional Class          37,021
         2. Total capital gains for a second class of open-end company shares

         Advisor Class                 30,653
         R Class                           36


73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.0225
          Institutional Class       $0.0322
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.0103

73.

         B. Capital gains
                  Investor Class            $0.9767
                  Institutional Class       $0.9767
                  Advisor Class             $0.9767
                  R Class                   $0.9767


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              73,244
         Institutional Class         41,686
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         Advisor Class               34,483
         R Class                         42


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $8.30
         Institutional Class        $8.33
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.19
         R Class                    $8.18

For period ending  12/31/2007
Series Number:  7

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                        843
          Institutional Class                   231
         2. Total capital gains for a second class of open-end company shares
         A Class                                 28
         B Class                                  1
         C Class                                  1
         R Class                                 24

73.
          B. Capital gains
                  Investor Class            $0.4804
                  Institutional Class       $0.4804
                  A Class                   $0.4804
                  B Class                   $0.4804
                  C Class                   $0.4804
                  R Class                   $0.4804



74U.     1. Number of shares outstanding (000's omitted)
         Investor Class               1,812
         Institutional Class            464
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                         59
         B Class                          2
         C Class                          2
         R Class                         52


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.35
         Institutional Class        $12.37
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $12.31
         B Class                    $12.32
         C Class                    $12.32
         R Class                    $12.25

For period ending  12/31/2007
Series Number:  8

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                   357
         Institutional Class               187
         2. Total capital gains for a second class of open-end company shares

         A Class                         2,313
         B Class                            44
         C Class                           293
         R Class                            10


73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.2266
          Institutional Class       $0.2376
          2. Dividends from a second class of open-end company shares

          A Class                   $0.2129
          B Class                   $0.1710
          C Class                   $0.1710
          R Class                   $0.1989

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class               1,600
         Institutional Class            801
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                       11,064
         B Class                          264
         C Class                        1,754
         R Class                           51


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.00
         Institutional Class        $11.02
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class                    $10.98
         B Class                    $10.88
         C Class                    $10.88
         R Class                    $10.95


For period ending  12/31/2007
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                 40
          Institutional Class            25
         2. Dividends for a second class of open-end company shares

         A Class                         23
         B Class                         10
         C Class                         10
         R Class                         15

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                103
          Institutional Class            59
         2. Total capital gains for a second class of open-end company shares

         A Class                         69
         B Class                         55
         C Class                         56
         R Class                         55

73.     Distributions per share for which record date passed during the period:
C)       1. Dividends from net investment income
          Investor Class            $0.2068
          Institutional Class       $0.2288
          2. Dividends from a second class of open-end company shares

          A Class                   $0.1794
          B Class                   $0.0969
          C Class                   $0.0969
          R Class                   $0.1519

73.

         B. Capital gains
                  Investor Class            $0.5385
                  Institutional Class       $0.5385
                  A Class                   $0.5385
                  B Class                   $0.5385
                  C Class                   $0.5385
                  R Class                   $0.5385

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  212
         Institutional Class             122
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                         139
         B Class                         109
         C Class                         110
         R Class                         108


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.61
         Institutional Class        $10.61
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         A Class                    $10.61
         B Class                    $10.60
         C Class                    $10.60
         R Class                    $10.61

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